JANUARY 21, 2005

                      DREYFUS FOUNDERS MID-CAP GROWTH FUND
                        CLASS A, B, C, R AND T PROSPECTUS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

Daniel E. Crowe has been promoted from assistant portfolio manager to co-portfolio manager of the fund. Accordingly, the section of the fund's prospectus entitled "Management" is hereby amended by revising the fifth paragraph on page 7 to read as follows:

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been a portfolio manager of the fund since March 2004. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997. Daniel E. Crowe, chartered financial analyst, has been the fund's co-portfolio manager since January 2005. Mr. Crowe was previously the assistant portfolio manager of the fund from June 2004 to January 2005. Mr. Crowe joined Founders as an equity analyst in 2002. Before joining Founders, Mr. Crowe was a research analyst with Marsico Capital Management from 1999 to 2002 and a senior consultant with Andersen Consulting from 1996 to 1998.